UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2021

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey	08873
(Address of principal executive office)	(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Items.

Notes Offering

On February 10, 2021, Catalent, Inc. (the “Company”) issued a press release announcing that its wholly owned subsidiary, Catalent Pharma Solutions, Inc. (the “Operating Company”), has commenced a private offering (the “Private Offering”) of $475 million aggregate principal amount of senior unsecured notes due 2029 (the “Notes”). The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Operating Company is also in the process of amending its credit agreement (the “Amendment”) governing its senior secured credit facilities to, among other things, (i) provide incremental revolving credit commitments of up to $175 million (which commitments would increase the revolving credit commitments from $550 million to $725 million) (the “Incremental Revolving Commitments”) and (ii) refinance its existing term loans with the proceeds of a new term loan facility (the “Dollar Term B-3 Facility” and the loans thereunder, the “Dollar Term B-3 Loans”). The Operating Company expects that (i) the Incremental Revolving Commitments will be on substantially the same terms as the existing revolving commitments and will be of the same class as the existing revolving commitments, (ii) the rates on the Dollar Term B-3 Facility will be less than the rates under its existing term loan facility, and (iii) the Dollar Term B-3 Facility will mature no earlier than the existing term loan facility. The Operating Company does not expect to borrow any portion of the Incremental Revolving Commitments at closing and it currently intends to use any related revolving loan incurred under the Amendment for general corporate purposes, including, without limitation, capital expenditures. The Operating Company intends to use the proceeds of the Dollar Term B-3 Facility to prepay its existing term loans.

There can be no assurance that the Operating Company will be able to complete either the Private Offering or the Amendment on terms and conditions favorable to it or at all, and the Operating Company may decide to not pursue either or both of the Private Offering and the Amendment before completion.

The information furnished in this Form 8-K pursuant to Item 8.01, including the information contained in Exhibit 99.1, is neither an offer to sell nor a solicitation of an offer to buy any of the Notes in the Private Offering.

Conditional Redemption of 2026 Notes

In connection with the Private Offering, on February 10, 2021, the Operating Company delivered a notice for the conditional redemption of all of its currently outstanding 4.875% Senior Notes due 2026 (the “2026 Notes”) pursuant to the indenture, dated as of October 18, 2017 (the “Indenture”), among the Operating Company, the guarantors party thereto from time to time, and Deutsche Bank Trust Company Americas, as trustee.

The redemption of the 2026 Notes is subject to, and conditioned upon, the Operating Company having completed the Private Offering on terms and conditions satisfactory to the Operating Company yielding aggregate gross proceeds to the Operating Company sufficient to (i) fund the redemption of all currently outstanding 2026 Notes (including all payments of principal, premium and interest as described therein) and (ii) pay all discounts, fees and expenses incurred in connection with the Private Offering (collectively, the “Redemption Condition”). The redemption date for the 2026 Notes is February 22, 2021 (the “Redemption Date”), provided that the Redemption Date may be extended by the Operating Company pending satisfaction of the Redemption Condition. If the Redemption Date is not delayed, the 2026 Notes will be redeemed at a redemption price equal to 102.438% of the principal amount thereof, plus accrued and unpaid interest to the Redemption Date.

This current report on Form 8-K does not constitute a notice of redemption under the Indenture, or an offer to tender for, or purchase, any of the 2026 Notes or any other security.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K and the exhibit attached hereto contain both historical and forward-looking statements, including statements regarding the Amendment, the Private Offering, and plans, projections and estimates regarding the use of proceeds from the Amendment and the Private Offering. All statements other than statements of historical fact, are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements generally can be identified because they relate to the topics set forth above or by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “foresee,” “likely,” “may,” “will,” “would,” or other words or phrases with similar meanings. Similarly, statements that describe the Company’s objectives, plans, or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, the following: the current or future effects of the COVID-19 pandemic on the Company’s and its clients’ businesses; participation in a highly competitive market and increased competition that may adversely affect the business of the Company; demand for the Company’s offerings, which depends in part on the Company’s customers’ research and development and the clinical and market success of their products; product and other liability risks that could adversely affect the Company’s results of operations, financial condition, liquidity and cash flows; failure to comply with existing and future regulatory requirements; failure to provide quality offerings to customers could have an adverse effect on the Company’s business and subject it to regulatory actions and costly litigation; problems providing the highly exacting and complex services or support required; global economic, political, and regulatory risks to the operations of the Company; inability to enhance existing or introduce new technology or service offerings in a timely manner; inadequate patents, copyrights, trademarks and other forms of intellectual property protections; fluctuations in the costs, availability, and suitability of the components of the products the Company manufactures, including active pharmaceutical ingredients, excipients, purchased components and raw materials; changes in market access or healthcare reimbursement in the United States or internationally; fluctuations in the exchange rate of the U.S. dollar against other currencies, including as a result of the U.K.’s exit from the European Union; adverse tax, legislative or regulatory initiatives or challenges or adjustments to the Company’s tax positions; loss of key personnel; risks generally associated with information systems; inability to complete any future acquisitions or other transactions that may complement or expand the Company’s business or divest of non-strategic businesses or assets and difficulties in successfully integrating acquired businesses and realizing anticipated benefits of such acquisitions; risks associated with timely and successfully completing, and correctly anticipating the future demand predicted for, capital expansion projects at existing or any acquired facilities, offerings and customers’ products that may infringe on the intellectual property rights of third parties; environmental, health and safety laws and regulations, which could increase costs and restrict operations; labor and employment laws and regulations or labor difficulties, which could increase costs or result in operational disruptions; additional cash contributions required to fund the Company’s existing pension plans; substantial leverage resulting in the limited ability of the Company to raise additional capital to fund operations and react to changes in the economy or in the industry; and exposure to interest-rate risk to the extent of the Company’s variable-rate debt preventing the Company from meeting its obligations under its indebtedness. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, filed August 31, 2020. All forward-looking statements speak only as of the date of this Current Report on Form 8-K or as of the date they are made, and the Company does not undertake to update any forward-looking statement as a result of new information or future events or developments except to the extent required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Catalent, Inc., dated February 10, 2021, announcing the launch of the Private Offering.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ Steven L. Fasman
Steven L. Fasman
Senior Vice President, General Counsel and Secretary

Date: February 10, 2021